INDEPENDENT AUDITORS' CONSENT

We  consent  to  the  use  in  this  Post-Effective   Amendment  No.  2  to
Registration  Statement No. 333-108093 of Oppenheimer  Principal Protected Trust
II on  Form  N-1A  of our  report dated  February  24,  2003  relating  to the consolidated  financial  statements  Merrill  Lynch  Bank USA  appearing  in and incorporated by reference in such Registration Statement.

/s/ Deloitte & Touche LLP
--------------------------------
Deloitte & Touche LLP

Salt Lake City, Utah
January 27, 2004